Exhibit 10.3


                                VOTING AGREEMENT

         This VOTING AGREEMENT (the "Agreement"), dated as of February 18, 2000, among the undersigned stockholders (the "Stockholders") of Data Systems Network Corporation, a Michigan corporation ("DSNC"), Astratek, Inc., a New York corporation ("Astratek"), and TekInsight.Com, Inc., a Delaware corporation ("Tek").

                              STATEMENT OF PURPOSE

         A. Concurrently with the execution of this Agreement, DSNC, Astratek and Tek have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement");

         B. Each Stockholder is the record and beneficial owner of the number of shares of DSNC's Common Stock set forth opposite its name on SCHEDULE 1 attached hereto (the "Shares")

         C. The approval of the Merger Agreement by the shareholders of DSNC is a condition to the consummation of the Merger;

         D. In order to induce Astratek and Tek to enter into the Merger Agreement, the Stockholders wish to agree (i) to vote the Shares and any other such shares of capital stock of DSNC owned by them so as to facilitate consummation of the transactions contemplated by the Merger Agreement, (ii) not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of DSNC acquired hereafter and prior to the Expiration Date (as defined below) and (iii) to deliver an irrevocable proxy to vote the Shares to Tek.

         NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. REPRESENTATIONS OF STOCKHOLDERS. Each of the Stockholders represents and warrants (each as to himself or itself) to Astratek and Tek that (a) except for shares pledged to lending institutions in connection with bona fide loan transactions, in which case all voting rights relating to such shares are retained by the Stockholder, such Stockholder lawfully owns the Shares set forth opposite such Stockholder's name on SCHEDULE 1 free and clear of all liens, claims, charges, security interests or other encumbrances and, except for this Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any shares of capital stock of DSNC and there are no voting trusts or voting agreements with respect to such Shares, (b) such Stockholder does not own any shares of Common Stock other than such Shares and does not have any options (other than employee stock options), warrants or other rights to acquire any additional shares of capital stock of DSNC or any security exercisable for or convertible into shares of capitol stock of DSNC, and (c) such Stockholder has full power and authority to enter into, execute and deliver this Agreement and to perform fully such
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Stockholder's obligations hereunder. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

         2. AGREEMENT TO VOTE SHARES. Each of the Stockholders agrees during the term of this Agreement to vote such Stockholder's Shares and any New Shares (as defined in Section 6 hereof), and to cause any holder of record of such Shares or New Shares to vote (a) in favor of adoption and approval of the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto at any meeting of the stockholders of DSNC at which such matters are considered and at every adjournment thereof, (b) against any action or agreement that would compete with, impede, interfere with or attempt (i) to discourage the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto or (ii) inhibit the timely consummation of the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto, and (c) against any other merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of DSNC or its subsidiaries; PROVIDED, that the foregoing clauses (b) and (c) shall not restrict any director of DSNC from taking any action as a director that such director reasonably believes after consultation with outside counsel is required to satisfy such director's fiduciary duty to stockholders of DSNC. Each Stockholder agrees to deliver to Tek upon request a proxy substantially in the form attached hereto as SCHEDULE 2, which proxy shall be irrevocable during the term of this Agreement to the extent permitted under applicable law.

         3. NO VOTING TRUSTS. During the term of this Agreement, each of the Stockholders agrees that such Stockholder will not, nor will such Stockholder permit any entity under such Stockholder's control, to deposit any of such Stockholder's Shares in a voting trust or subject any of their Shares to any arrangement with respect to the voting of such Shares other than agreements entered into with Tek.

         4. NO PROXY SOLICITATIONS. During the term of this Agreement, each of the Stockholders agrees that such Stockholder will not, nor will such Stockholder permit any entity under such Stockholder's control to, (a) solicit proxies or become a "participant" in a "solicitation," (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934 (the "1934 Act") in opposition to or competition with the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto, (b) otherwise encourage or assist any party in taking or planning any action which would compete with, impede, interfere with or attempt to discourage the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto or inhibit the timely consummation of the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto, (c) directly or indirectly encourage, initiate or cooperate in a stockholders' vote or action by consent of DSNC's stockholders in opposition to or in competition with the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto, or (d) become a member of a "group" (as such term is used in Section 13(d) of the 1934 Act) with respect to any voting securities of DSNC for the purpose of opposing, competing with or impeding the consummation of the Merger Agreement, all agreements related to the Merger Agreement and any actions related thereto; PROVIDED, that the foregoing shall not restrict any

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director of DSNC from taking any action as a director that such director reasonably believed after consultation with outside counsel is required to satisfy such director's fiduciary duty to stockholders of DSNC.

         5. TRANSFER AND ENCUMBRANCE. On or after the date hereof and during the term of this Agreement, each of the Stockholders agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of such Stockholder's Shares or New Shares (other than the disposition in market transactions of New Shares acquired upon exercise of any employee stock options, on notice to Tek, as necessary to pay the tax liabilities incurred upon exercise of any such options).

         6. ADDITIONAL PURCHASES. Each of the Stockholders agrees that such Stockholder will not purchase or otherwise acquire beneficial ownership of any shares of DSNC Common Stock after the execution of this Agreement ("New Shares"), nor will any Stockholder voluntarily acquire the right to vote or share in the voting of any shares of DSNC Common Stock other than the Shares, unless such Stockholder agrees to deliver to Tek immediately after such purchase or acquisition an irrevocable proxy substantially in the form attached hereto as
SCHEDULE 2 with respect to such New Shares. Each of the Stockholders also severally agrees that any New Shares acquired or purchased by him or her shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.

         7. SECURITIES ACT COVENANTS AND REPRESENTATIONS.

            (a) Each Stockholder has been advised that the offering, sale and delivery of the Common Stock pursuant to the Merger Agreement will be registered under the Securities Act on a Registration Statement on Form S-4. Each Stockholder has also been advised, however, that to the extent such Stockholder is considered an "affiliate" of DSNC at the time the Merger Agreement is submitted to a vote of the stockholders of DSNC, any public offering or sale by such Stockholder of any shares of the Tek Preferred Stock received by Stockholder in the Merger will, under current law, require either (i) the further registration under the Securities Act of any shares of the Common Stock to be sold by Stockholder, (ii) compliance with Rule 145 promulgated by the SEC under the Securities Act or (iii) the availability of another exemption from such registration under the Securities Act.

            (b) Each Stockholder has read this Agreement and the Merger Agreement and has discussed their requirements and other applicable limitations upon such Stockholder's ability to sell, transfer or otherwise dispose of shares of the Tek Preferred Stock with such Stockholder's counsel or counsel for DSNC, to the extent such Stockholder believed necessary.

            (c) Each Stockholder also understands that stop transfer instructions will be given to DSNC's transfer agent with respect to the Tek Preferred Stock and that a legend will be placed on the certificates for the Tek Preferred Stock issued to such Stockholder, or any substitutions therefor, to the extent such Stockholder is considered an "Affiliate" of DSNC at the time the Merger Agreement is submitted to a vote of the shareholders of DSNC


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         8. SPECIFIC PERFORMANCE. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         9. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         10. NOTICES. All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation if sent by telecopy or like transmission and on the next business day when sent by Federal Express, Express Mail or other reputable overnight comer service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a) If to Astratek and Tek:

            TekInsight.Com, Inc.
            5 Hanover Square, 24th Floor
            New York, NY 10004
            Telephone:    (212) 271-8511
            Telecopy:     (212) 271-8083
            Attention:    Alexander Kalpaxis, Chief Technology Officer

            With a copy to:

            Nixon Peabody, LLP
            437 Madison Avenue
            New York, NY  10022
            Telephone:    (212) 940-3106
            Telecopy:     (212) 940-3111
            Attention:    Peter W. Rothberg, Esq.

            (b) If to a Stockholder, to the address or telecopy number set forth for such Stockholder on the signature page hereof:


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            (c) If to DSNC:

            Data Systems Network Corporation
            34705 W. 12 Mile Road, Suite 300
            Farmington Hills, MI 48331
            Telephone:    (248) 489-7117
            Telecopy:     (248) 489-1007
            Attention:    Michael W. Grieves

            With a copy to:

            Bodmau, Longley & Dahling LL
            100 Renaissance Center, 34th Floor
            Detroit, MI 48243
            Telephone:    (313) 393-7597
            Telecopy:     (313) 393-7579
            Attention:    Robert I. Diehl, Jr.

         11. MISCELLANEOUS.

            (a) GOVERNING LAW. This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York, without reference to principles of conflicts of law.

            (b) SEVERABILITY. It any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

            (c) COUNTERPARTS. This Agreement may be executed by facsimile in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            (d) TERMINATION. This Agreement shall terminate upon the earliest to occur of (i) the conclusion of DSNC's meeting of shareholders held for the purpose of voting on the Merger Agreement (or, if adjourned, the conclusion of any subsequent reconvened meeting held for such purpose), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.

            (e) ADDITIONAL DOCUMENTATION. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.

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            (f) HEADINGS. All Section heading hereto are for convenience of reference any and are not part of this Agreement, and no construction or reference shall be derived therefrom.

            (g) BINDING EFFECT. The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon any Stockholder until after such time as the Merger Agreement is executed and delivered by DSNC, Astratek and Tek, and the parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein. The obligations of each Stockholder who executes and delivers this Agreement shall be effective and binding regardless of the failure of other Stockholders to execute and deliver this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

            (h) EXPENSES. The parties hereto shall each bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.

            (i) CAPITALIZED TERMS. All capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Merger Agreement.

                [The remainder of this page is intentionally left blank.]


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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                               DATA SYSTEMS NETWORK CORPORATION

         ATTEST:

                                                  By:/s/Michael W. Grieves
         ----------------------                     ----------------------------
                       , Secretary                Name:  Michael W. Grieves
         --------------                               --------------------------
         [Corporate Seal]                      Title:    President
                                                     ---------------------------


                                               TEKINSIGHT.COM, INC.
         ATTEST:

         /s/Michael Niles                      By:/s/Alexander Kalpaxis
         ----------------------                   ------------------------------
         Michael Niles, Secretary              Name: Alexander Kalpaxis
         -------------                              ----------------------------
         [Corporate Seal]                      Title:  Chief Technology Officer
                                                     ---------------------------

                                                    ASTRATEK, INC.

         ATTEST:

         /s/Michael Niles                      By:/s/Alexander Kalpaxis
         ----------------------                   ------------------------------
         Michael Niles, Secretary              Name: Alexander Kalpaxis
         -----------                                ----------------------------
         [Corporate Seal]                      Title: President
                                                     ---------------------------


                                               STOCKHOLDERS:


                                               /s/Michael W. Grieves
                                               ---------------------------------
                                               Name:  Michael W. Grieves



                                               ---------------------------------
                                               Name:  Richard R. Burkhart


                                               /s/Gregory D. Cocke
                                               ---------------------------------
                                               Name:  Gregory D. Cocke


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                                   Schedule 1

                                                               Shares of DSNC
                                                                COMMON STOCK

         Michael W. Grieves                                       707,500
         Richard R. Burkhart                                      140,625
         Gregory D. Cocke                                         361,250




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                                   Schedule 2

                                Irrevocable Proxy









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                                IRREVOCABLE PROXY

         THIS IRREVOCABLE PROXY is made by the undersigned stockholder (the "Stockholder") of Data Systems Network Corporation, a Michigan corporation ("DSNC") in favor of TekInsight.Com, Inc., a Delaware corporation ("Tek"), and is dated as of February ____, 2000.

         WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date hereof, among DSNC, Tek, Astratek, Inc., a New York corporation ("Astratek"), Tek shall acquire DSNC by virtue of the merger of DSNC with and into Astratek, a wholly-owned subsidiary of Tek (the "Merger").

         WHEREAS, pursuant to a Voting Agreement, dated the date hereof (the "Voting Agreement"), the Stockholder has agreed to vote the Shares (as defined in the Voting Agreement) and any other shares of capital stock of DSNC owned by him and which he may have acquired after the date of the Voting Agreement (the "New Shares," and collectively with the Shares, the "Voting Shares") so as to facilitate the consummation of the transactions contemplated by the Merger Agreement.

         WHEREAS, the Stockholder currently owns ________ shares of DSNC's Common Stock, par value $.01 per share; and

         WHEREAS, the execution and delivery of this irrevocable proxy is a condition precedent to the execution and delivery of the Merger Agreement by Tek and Astratek.

         NOW, THEREFORE, effective upon the execution and delivery of the Merger Agreement, the Stockholder does hereby irrevocably constitute and appoint BRIAN BOOKMEIER AND DAMON TESTAVERDE, OR EITHER OF THEM ACTING SINGLY, as his proxy, with full power of substitution, for and in his name, place, and stead, to attend any special meeting of the stockholders of DSNC, and any adjournments thereof, called for the purpose of adopting and approving the Merger Agreement, and to vote at such special meeting or adjournment thereof all of the Voting Shares which the Stockholder would be entitled to vote if personally present, in accordance with Section 2 of the Voting Agreement and with the authority to execute consents in lieu thereof and waivers of notice in connection therewith; PROVIDED, HOWEVER, that this irrevocable proxy automatically shall terminate simultaneously with the termination of the Merger Agreement.

         Except as herein stated, this proxy is irrevocable. Any proxies heretofore given by the Stockholder to any person are hereby revoked.

                                                    ----------------------------
                                                         Stockholder